                                                                      Exhibit 99

                                  ADVANTA CORP.
                   SUPPLEMENTAL CONSOLIDATING INCOME STATEMENT
                                 (IN THOUSANDS)

                                                                   THREE MONTHS ENDED SEPTEMBER 30, 1999
                                                     ---------------------------------------------------------------------

                                                                    ADVANTA        ADVANTA
                                                     ADVANTA         LEASING       BUSINESS
                                                     MORTGAGE       SERVICES        CARDS         OTHER (a)         TOTAL
                                                     --------       --------       --------       --------        --------
REVENUES:
Gain on sale of receivables                          $ 40,139       $  4,015       $  7,206       $               $ 51,360
Interest income                                        28,239          3,023         12,428         17,495          61,185
Servicing revenues                                     24,802          1,602          3,144                         29,548
Other                                                   1,135          4,703         10,159          2,653          18,650
                                                     --------       --------       --------       --------        --------
     Total revenues                                    94,315         13,343         32,937         20,148         160,743
                                                     --------       --------       --------       --------        --------

EXPENSES:
Operating expenses                                     53,733          7,802         12,472          8,695          82,702
Interest expense                                       21,581          2,719          4,906         12,729          41,935
Provision for credit losses                             4,078            874          5,500                         10,452
Minority int. in inc. of consolidated sub               1,865            155            200                          2,220
                                                     --------       --------       --------       --------        --------
    Total expenses                                     81,257         11,550         23,078         21,424         137,309
                                                     --------       --------       --------       --------        --------

INCOME BEFORE INCOME TAXES                             13,058          1,793          9,859         (1,276)         23,434
Income tax expense                                      5,158            708          3,894           (504)          9,256
                                                     --------       --------       --------       --------        --------

NET INCOME                                           $  7,900       $  1,085       $  5,965       $   (772)       $ 14,178
                                                     ========       ========       ========       ========        ========

(a) Other includes the insurance and venture capital divisions.

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                                  ADVANTA CORP.
               RECONCILIATION TO PORTFOLIO LENDER EARNINGS FORMAT
                                 (IN THOUSANDS)


                                                             THREE MONTHS ENDED SEPTEMBER 30, 1999
                                     --------------------------------------------------------------------------------
                                                                            ADVANTA
                                       ADVANTA                            MORTGAGE AS      PRO FORMA
                                     MORTGAGE AS     PRO FORMA            PORTFOLIO        REMAINING       PRO FORMA
                                      REPORTED      ADJUSTMENTS             LENDER         BUSINESSES     CONSOLIDATED
                                     ---------       ---------             ---------       ---------       ---------
REVENUES:
Gain on sale of receivables          $  40,139       $ (40,139)    [a]     $       0       $  11,221       $  11,221
Interest income                         28,239         182,379     [b]       210,618          32,946         243,564
Servicing revenues                      24,802          (7,815)    [c]        16,987           4,746          21,733
Other                                    1,135                                 1,135          17,515          18,650
                                     ---------       ---------             ---------       ---------       ---------
     Total revenues                     94,315         134,425               228,740          66,428         295,168
                                     ---------       ---------             ---------       ---------       ---------

EXPENSES:
Operating expenses                      53,733           1,895     [d]        55,628          28,969          84,597
Interest expense                        21,581         117,076     [b]       138,657          20,354         159,011
Provision for credit losses              4,078          15,454     [e]        19,532           6,374          25,906
Minority interest in income of
   consolidated subsidiary               1,865               0                 1,865             355           2,220
                                     ---------       ---------             ---------       ---------       ---------
    Total expenses                      81,257         134,425               215,682          56,052         271,734
                                     ---------       ---------             ---------       ---------       ---------

INCOME BEFORE INCOME TAXES              13,058               0                13,058          10,376          23,434
Income tax expense                       5,158               0                 5,158           4,098           9,256
                                     ---------       ---------             ---------       ---------       ---------
NET INCOME                           $   7,900       $       0             $   7,900       $   6,278       $  14,178
                                     ---------       ---------             ---------       ---------       ---------

FOOTNOTES FOR PRO FORMA ADJUSTMENTS:

[a] Represents the reclassification of net gains recognized on the sale of mortgage loans for the period.

[b] Represents the adjustment to interest income and interest expense as if the securitized mortgage loans were still owned by the Company and remained on the balance sheet for the period presented.

[c] Represents the reclassification of servicing revenues on securitized mortgage loans for the period presented.

[d] Represents the reclassification of securitization costs incurred by the Company.

[e] Represents the amount by which the provision for credit losses would have increased had the securitized mortgage loans remained on the balance sheet and the provision for credit losses on securitized receivables been equal to actual reported charge-offs.





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                                  ADVANTA CORP.
                                   HIGHLIGHTS
                     ($ IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                          THREE MONTHS ENDED
                                               -----------------------------------------------------------------------
                                                                                                            PERCENT
                                                                                                            CHANGE
                                                SEPTEMBER 30,        JUNE 30,         SEPTEMBER 30,          FROM
                                                    1999               1999               1998           PRIOR QUARTER
ORIGINATIONS                                    ------------       ------------       -----------        -------------
Direct                                          $   368,654        $   407,880        $   483,290           -9.6%
Broker                                              125,204            152,533            162,531          -17.9
Conduit                                              66,952            153,575            584,418          -56.4
Corp. Finance                                         6,505             13,701            320,871          -52.5
Auto                                                      0                  0             18,593            0.0
                                                -----------        -----------        -----------
Total Advanta Mortgage loans                    $   567,315        $   727,689        $ 1,569,703          -22.0
Leases                                          $   112,615        $   113,384        $    91,736           -0.7
Business cards                                      484,727            471,239            349,645            2.9

SECURITIZATION/SALES VOLUME
Advanta Mortgage                                $   746,893        $   706,639        $ 1,508,537            5.7%
Leases                                              106,953            105,909             77,800            1.0
Business cards                                      257,750                  0              7,400            0.0
                                                -----------        -----------        -----------
Total securitization/sales volume               $ 1,111,596        $   812,548        $ 1,593,737           36.8%

AVERAGE MANAGED RECEIVABLES
Mortgage loans                                  $ 8,278,435        $ 8,263,300        $ 6,881,507            0.2%
Auto loans                                          111,357            140,560            243,896          -20.8
Leases                                              741,571            693,921            611,847            6.9
Business cards                                      906,032            866,732            768,348            4.5
Other loans                                          17,322             17,019             17,704            1.8
                                                -----------        -----------        -----------
Total average managed receivables               $10,054,717        $ 9,981,532        $ 8,523,302            0.7
Total average serviced receivables              $20,029,536        $19,182,200        $16,530,202            4.4%

ENDING MANAGED RECEIVABLES
Mortgage loans                                  $ 8,260,900        $ 8,293,166        $ 7,216,187           -0.4%
Auto loans                                          101,045            122,836            238,604          -17.7
Leases                                              780,653            744,123            637,335            4.9
Business cards                                      930,009            886,237            778,471            4.9
Other loans                                          17,478             17,187             17,763            1.7
                                                -----------        -----------        -----------
Total managed receivables                       $10,090,085        $10,063,549        $ 8,888,360            0.3
Total serviced receivables                      $20,573,310        $19,503,445        $16,483,777            5.5%

IO AND CMSR ROLLFORWARD
Beginning balance                               $   247,071        $   271,876
Retained IO on sales, net                            35,600             38,529
Hedge impact                                         (1,513)           (20,819)
Transaction expenses                                  2,796              2,507
Additional reserves                                       0            (10,000)
Interest income                                       4,738              7,970
Cash received                                       (43,503)           (42,966)
Other, net                                              362                (26)
                                                -----------        -----------
Ending balance                                  $   245,551        $   247,071


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                                  ADVANTA CORP.
                             HIGHLIGHTS (CONTINUED)
                     ($ IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                           THREE MONTHS ENDED
                                                  --------------------------------------------------------------------
                                                                                                             PERCENT
                                                                                                             CHANGE
                                                                                                              FROM
                                                  SEPTEMBER 30,        JUNE 30,         SEPTEMBER 30,         PRIOR
                                                      1999               1999               1998             QUARTER
                                                  -------------      -------------      --------------     -----------
EARNINGS
As a % of average managed receivables:
     Operating expenses                                 3.24%              3.25%              3.61%           -0.3%
     Charge-offs                                        1.59               1.46               1.34             9.0
Basic earnings per common share                      $  0.57            $  0.49            $  0.58            16.3
Diluted earnings per common share                    $  0.55            $  0.49            $  0.58            12.2
Return on average common equity                         9.98%              8.94%             11.18%           11.6

COMMON STOCK DATA
Weighted average common shares
   used to compute:
Basic earnings per common share                       23,413             23,163             24,482             1.1%
Diluted earnings per common share                     23,990             23,373             24,514             2.6

Ending shares outstanding                             27,086             25,445             26,021             6.5

Stock price:
   Class A
      High                                           $23.938            $18.250            $22.750            31.2%
      Low                                             14.625              9.625              9.375            51.9
      Closing                                         14.625             18.063             12.875           -19.0
  Class B
      High                                           $19.125            $14.750            $20.563            29.7%
      Low                                             11.375              7.594              8.250            49.8
      Closing                                         11.750             13.563             10.500           -13.4

Cash dividends declared
   Class A                                           $ 0.063            $ 0.063            $ 0.063             0.0%
   Class B                                             0.076              0.076              0.076             0.0

Book value per common share (A)                      $ 22.65            $ 22.39            $ 21.62             1.2%


(A) Assumes conversion of the Class B Preferred Stock for periods prior to September 1999.

                 -Statistical Supplement Available Upon Request-